UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2013 (October 16, 2013)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K includes as an exhibit a press release, dated October 22, 2013, reporting the financial results of CIT Group Inc. (the “Company”) as of and for the quarter ended September 30, 2013. The press release is attached as Exhibit 99.1. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release. The information furnished under this Item 2.02, including Exhibit 99.1, shall be considered filed for purposes of the Securities Exchange Act of 1934, as amended.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2013, the Board of Directors of the Company adopted the CIT Group Inc. Employee Severance Plan (the “Plan”), which replaces the previous employee severance plan that was amended and restated effective September 9, 2009. The Plan provides severance benefits to all of the Company’s U.S. employees, including its named executive officers (other than Mr. Knittel, whose severance benefits are governed by his employment agreement).

The named executive officers are eligible for severance benefits under the Plan for certain involuntary terminations without Cause and for voluntary terminations with limited Good Reason. Cause includes employee misconduct or performance related reasons, with or without prior notice. Good Reason includes a change in work location greater than 50 miles or a material diminution of base salary.

Under the Plan, the named executive officers receive either 12 weeks prior notice of termination, during which they would continue to provide services to and receive compensation from the Company, or payment in lieu of the notice of termination. In addition, the named executive officers will receive a severance payment equal to 52 weeks of base salary, plus a pro rata severance bonus equal to the number of months worked in the calendar year of termination, rounded up to the nearest whole month, divided by 12, times his or her actual short term incentive award for the prior year, including both cash and equity components. The Company will also pay the named executive officers who participated in the Company’s medical plan at the time of termination a lump sum payment equal to 102% of the cost of continued health benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA) for the severance period of 52 weeks, which amount will be increased to cover applicable taxes.

Named executive officers who are involuntarily terminated without cause or are voluntarily terminated for Good Reason within 2 years following a change of control will be paid severance benefits equal to 2 times the sum of (i) his or her base salary and (ii) the average of the two highest of the past three years of short term incentive awards, plus a pro rata severance bonus equal to the number of months worked in the calendar year of termination, rounded up to the nearest whole month, divided by 12, times the average of the two highest of the past three years of short term incentive award. Good Reason upon a change of control includes a material diminution of base salary, a material diminution of duties, or a change in work location greater than 50 miles. Any payment for continued health benefits pursuant to COBRA will be calculated as set forth above. The Plan does not provide for any excise tax gross-up for the named executive officers.

The foregoing description of the Plan is qualified in its entirety by reference to the provisions of the Plan, which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ended September 30, 2013.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

In addition, this Current Report includes a copy of the Company’s presentation of its Third Quarter 2013 Financial Results for the quarter ended September 30, 2013, which is attached as Exhibit 99.2. The information included in Exhibit 99.2 shall not be considered filed for purposes of the Securities Exchange Act of 1934, as amended. The Company also provides supplementary financial information on its website, which is not incorporated by reference in this Form 8-K.

Section 8 – Other Events

Item 8.01. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated October 21, 2013, reporting that the Board of Directors of CIT Group Inc. declared a quarterly cash dividend in the amount of $0.10 per common share, payable on November 29, 2013 to shareholders of record on November 15, 2013. The press release is attached as Exhibit 99.3.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press release issued by CIT Group Inc. on July 23, 2013 reporting its financial results as of and for the quarter ended September 30, 2013.
99.2	Presentation by CIT Group Inc. on July 23, 2013 regarding its Third Quarter 2013 Financial Results.
99.3	Press release issued by CIT Group Inc. on October 21, 2013 reporting a cash dividend for the quarter ended September 30, 2013.

Forward-Looking Statements

     This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Scott T. Parker

Scott T. Parker
Executive Vice President & Chief Financial Officer

Dated: October 22, 2013